EXHIBIT 99.1

[OBJECT OMITTED]                                                    News Release


FOR IMMEDIATE RELEASE
April 15, 2003

                   Trustmark Announces First Quarter Earnings

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced net income of $24.5 million in the first quarter of 2003, which represented basic and diluted earnings per share of $0.41. Earnings during the quarter included a previously announced one-time after-tax charge of $4.1 million, or $0.07 per share, associated with the company's voluntary early retirement program. Trustmark's performance for the quarter ended March 31, 2003 resulted in a return on average shareholders' equity of 14.88% and a return on average assets of 1.40%. Excluding the one-time charge for the early retirement program, Trustmark's performance for the first quarter resulted in a return on average shareholders' equity of 17.36% and a return on average assets of 1.63%. At March 31, 2003, Trustmark reported total loans of $4.6 billion, total assets of $7.3 billion, total deposits of $5.0 billion and shareholders' equity of $660.6 million.

Richard G. Hickson, Chairman and Chief Executive Officer, stated, "Despite the challenging economic and geopolitical environments, Trustmark has continued its focus on providing banking and financial solutions for its customers. Our loans increased approximately $200 million while deposits grew nearly $350 million when compared to figures one year earlier. We appreciate the confidence our customers have placed in Trustmark and the efforts our associates have made in increasing customer satisfaction."

"During the first quarter, we continued to proactively manage our expense base with the completion of our previously announced voluntary early retirement program. The benefits of this program, which was accepted by 116, or 4.75% of our workforce, are expected to result in significant compensation expense savings during the remainder of 2003. These compensation savings should also enhance earnings in 2004," said Hickson.

"The continued decline in interest rates again provided both challenges and opportunities for Trustmark. The effect of continued reductions in long-term interest rates reduced the value of our mortgage servicing portfolio. During the first quarter, Trustmark recorded a non-cash after-tax charge of $4.4 million to recognize this reduction in value of our mortgage servicing portfolio due to customers taking advantage of the opportunity to refinance their home mortgages to lower interest rates. This non-cash charge against income could be reversed, in whole or in part, if interest rates rise, refinancing slows and the expected life of home mortgages lengthens. The current low interest rate environment also provided an opportunity to restructure a portion of our fixed income investment portfolio and reduce exposure to volatile interest rates. During the quarter, Trustmark realized an after-tax net gain of $5.3 million resulting from sales of fixed income investment securities," Hickson said.

During the first quarter of 2003, Trustmark repurchased approximately 1.3 million shares of its common stock. At March 31, 2003, Trustmark had authorization to repurchase up to an additional 1.6 million shares. The repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.

Trustmark is a financial services company providing banking and financial solutions through over 130 offices and 2,300 associates in Mississippi and Tennessee. For additional information, visit Trustmark's web site at www.trustmark.com.

                                   # # # # #

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Such statements include, but may not be limited to effects of changes in interest rates on earnings. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.


Investor Contact:  Zach Wasson                              Joseph Rein
                   Executive Vice President and CFO         First Vice President
                   601-208-6816                             601-208-6898

Media Contact:     Gray Wiggers
                   Senior Vice President
                   601-208-5942

                TRUSTMARK CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                            March 31, 2003
                           ($ in thousands)
                             (unaudited)


                           Quarter Ended Mar. 31,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,235,837  $  892,979  $ 342,858    38.4%
Securities AFS-nontaxable      70,021      90,720    (20,699)  -22.8%
Securities HTM-taxable        408,165     687,548   (279,383)  -40.6%
Securities HTM-nontaxable      90,945      89,473      1,472     1.6%
                           ----------  ----------  ---------
Total securities            1,804,968   1,760,720     44,248     2.5%
                           ----------  ----------  ---------
Loans                       4,617,076   4,470,931    146,145     3.3%
Fed funds sold
  and rev repos                29,700      24,619      5,081    20.6%
                           ----------  ----------  ---------
Total earning assets        6,451,744   6,256,270    195,474     3.1%
                           ----------  ----------  ---------
Allowance for loan losses     (75,143)    (75,364)       221    -0.3%
Cash and due from banks       302,372     285,818     16,554     5.8%
Other assets                  410,141     416,476     (6,335)   -1.5%
                           ----------  ----------  ---------
Total assets               $7,089,114  $6,883,200  $ 205,914     3.0%
                           ==========  ==========  =========

Int-bearing demand dep     $1,040,166  $  928,994  $ 111,172    12.0%
Savings deposits              784,866     715,256     69,610     9.7%
Time deposits less
  than $100,000             1,261,873   1,342,280    (80,407)   -6.0%
Time deposits of $100,000
  or more                     464,029     533,427    (69,398)  -13.0%
                           ----------  ----------  ---------
Total interest-bearing dep  3,550,934   3,519,957     30,977     0.9%
Fed funds pch and repos       926,205     891,677     34,528     3.9%
Short-term borrowings         241,371     462,628   (221,257)  -47.8%
Long-term FHLB advances       475,198     225,000    250,198   111.2%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               5,193,708   5,099,262     94,446     1.9%
Nonint-bearing deposits     1,158,944   1,039,334    119,610    11.5%
Other liabilities              69,053      69,497       (444)   -0.6%
Shareholders' equity          667,409     675,107     (7,698)   -1.1%
                           ----------  ----------  ---------
Total liab and equity      $7,089,114  $6,883,200  $ 205,914     3.0%
                           ==========  ==========  =========

                                 March 31,
                           ----------------------
PERIOD END BALANCES           2003        2002     $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,523,599  $  996,472  $ 527,127    52.9%
Sec held to maturity          442,946     712,822   (269,876)  -37.9%
                           ----------  ----------  ---------
Total securities            1,966,545   1,709,294    257,251    15.1%
Loans                       4,631,080   4,433,784    197,296     4.4%
Fed funds sold and
  rev repos                    27,015      17,150      9,865    57.5%
                           ----------  ----------  ---------
Total earning assets        6,624,640   6,160,228    464,412     7.5%
                           ----------  ----------  ---------
Allowance for loan losses     (74,867)    (75,240)       373    -0.5%
Cash and due from banks       363,738     271,619     92,119    33.9%
Intang-other identifiable      21,925      21,481        444     2.1%
Intang-mortgage servicing      39,655      57,220    (17,565)  -30.7%
Intang-goodwill                48,028      41,004      7,024    17.1%
Other assets                  282,745     295,123    (12,378)   -4.2%
                           ----------  ----------  ---------
Total assets               $7,305,864  $6,771,435  $ 534,429     7.9%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,223,941  $1,035,104  $ 188,837    18.2%
Int-bearing deposits        3,754,058   3,594,708    159,350     4.4%
                           ----------  ----------  ---------
Total deposits              4,977,999   4,629,812    348,187     7.5%
Fed funds pch and repos       816,475     801,255     15,220     1.9%
Short-term borrowings         321,879     360,925    (39,046)  -10.8%
Long-term FHLB advances       457,667     225,000    232,667   103.4%
Other liabilities              71,201      68,857      2,344     3.4%
                           ----------  ----------  ---------
Total liabilities           6,645,221   6,085,849    559,372     9.2%
                           ----------  ----------  ---------
Common stock                   12,337      13,110       (773)   -5.9%
Surplus                       157,954      46,857    111,097   237.1%
Retained earnings             484,980     608,196   (123,216)  -20.3%
Accum other comprehensive
  income, net of taxes          5,372      17,423    (12,051)  -69.2%
                           ----------  ----------  ---------
Total shareholders' equity    660,643     685,586    (24,943)   -3.6%
                           ----------  ----------  ---------
Total liab and equity      $7,305,864  $6,771,435  $ 534,429     7.9%
                           ==========  ==========  =========

Total int-bearing liab     $5,350,079  $4,981,888  $ 368,191     7.4%
                           ==========  ==========  =========

                           Quarter Ended Mar. 31,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   71,791  $   78,588  $  (6,797)   -8.6%
Int on securities-taxable      20,155      24,169     (4,014)  -16.6%
Int on securities-tax
  exempt-FTE                    3,183       3,594       (411)  -11.4%
Int on fed funds sold
  and rev repos                    82          99        (17)  -17.2%
Other interest income              12         770       (758)  -98.4%
                           ----------  ----------  ---------
Total interest income-FTE      95,223     107,220    (11,997)  -11.2%
                           ----------  ----------  ---------
Interest on deposits           16,062      21,778     (5,716)  -26.2%
Interest on fed funds
  pch and repos                 2,726       3,659       (933)  -25.5%
Other interest expense          5,032       5,471       (439)   -8.0%
                           ----------  ----------  ---------
Total interest expense         23,820      30,908     (7,088)  -22.9%
                           ----------  ----------  ---------
Net interest income-FTE        71,403      76,312     (4,909)   -6.4%
Provision for loan losses       3,000       4,307     (1,307)  -30.3%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                68,403      72,005     (3,602)   -5.0%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             12,680      11,424      1,256    11.0%
Other acct charges and fees     6,625       7,001       (376)   -5.4%
Insurance commissions           3,787       2,660      1,127    42.4%
Mortgage servicing fees         4,326       4,322          4     0.1%
Trust service income            2,311       2,519       (208)   -8.3%
Gains on sales of loans         3,893       1,505      2,388   158.7%
Other income (Note 3)            (587)       (585)        (2)    0.3%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      33,035      28,846      4,189    14.5%
Security gains                  8,148         140      8,008  5720.0%
                           ----------  ----------  ---------
Total noninterest income       41,183      28,986     12,197    42.1%
                           ----------  ----------  ---------
Salaries and employee
  benefits (Note 2, 3)         35,924      29,522      6,402    21.7%
Net occupancy-premises          2,986       2,789        197     7.1%
Equipment expense               3,710       3,895       (185)   -4.7%
Services and fees               7,879       7,805         74     0.9%
Amtz/impairment of intang
  assets (Note 3)              11,655         986     10,669  1082.0%
Loan expense                    2,371       2,552       (181)   -7.1%
Other expense                   5,201       4,441        760    17.1%
                           ----------  ----------  ---------
Total noninterest expense      69,726      51,990     17,736    34.1%
                           ----------  ----------  ---------
Income before income taxes     39,860      49,001     (9,141)  -18.7%
Tax equivalent adjustment       2,206       2,383       (177)   -7.4%
Income taxes                   13,170      16,289     (3,119)  -19.1%
                           ----------  ----------  ---------
Net income                 $   24,484  $   30,329  $  (5,845)  -19.3%
                           ==========  ==========  =========
Earnings per share
     Basic                 $     0.41  $     0.48  $   (0.07)  -14.6%
                           ==========  ==========  =========
     Diluted               $     0.41  $     0.48  $   (0.07)  -14.6%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 59,912,276  63,463,798               -5.6%
                           ==========  ==========
     Diluted               60,055,751  63,671,553               -5.7%
                           ==========  ==========

Period end shares o/s      59,210,244  62,919,313               -5.9%
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1500               10.0%
                           ==========  ==========

                                 March 31,
                           ----------------------
NONPERFORMING ASSETS          2003        2002     $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   31,769  $   40,985  $  (9,216)  -22.5%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      31,769      40,985     (9,216)  -22.5%
Other real estate               7,281       5,440      1,841    33.8%
                           ----------  ----------  ---------
Total nonperforming assets     39,050      46,425     (7,375)  -15.9%
Loans past due over 90 days     2,512       2,611        (99)   -3.8%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   41,562  $   49,036  $  (7,474)  -15.2%
                           ==========  ==========  =========

                           Quarter Ended Mar. 31,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003        2002     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,771  $   75,534  $    (763)   -1.0%
Adjustments for business
  combinations                      -           -          -
Charge-offs                    (5,191)     (6,846)     1,655   -24.2%
Recoveries                      2,287       2,245         42     1.9%
Provision for loan losses       3,000       4,307     (1,307)  -30.3%
                           ----------  ----------  ---------
Ending Balance             $   74,867  $   75,240  $    (373)   -0.5%
                           ==========  ==========  =========

                                        Quarter Ended March 31,
                                        -----------------------
RATIOS                                     2003         2002
------                                  ----------   ----------
ROA                                         1.40%        1.79%
ROE                                        14.88%       18.22%
Equity generation rate                      8.89%       12.53%
EOP equity/ EOP assets                      9.04%       10.12%
Average equity/average assets               9.41%        9.81%
Interest margin - Yield - FTE               5.99%        6.95%
Interest margin - Cost - FTE                1.50%        2.00%
Net interest margin - FTE                   4.49%        4.95%
Rate on interest-bearing liabilities        1.86%        2.46%
Efficiency ratio (Note 3)                  54.17%       50.95%
Expense ratio                               2.31%        1.50%
Net charge offs/average loans               0.26%        0.42%
Provision for loan losses/average loans     0.26%        0.39%
Nonperforming loans/total loans             0.69%        0.92%
Nonperforming assets/total loans            0.84%        1.05%
Nonperforming assets/total loans+ORE        0.84%        1.05%
ALL/nonperforming loans                   235.66%      183.58%
ALL/total loans                             1.62%        1.70%
Net loans/total assets                     62.36%       64.37%

                                        Quarter Ended March 31,
                                        -----------------------
COMMON STOCK PERFORMANCE                   2003         2002
------------------------                ----------   ----------
Market value of stock-Close              $ 23.760     $ 25.260
Market value of stock-High               $ 24.800     $ 25.500
Market value of stock-Low                $ 22.560     $ 23.380
Book value of stock                      $  11.16     $  10.90
Tangible book value of stock             $   9.31     $   8.99
Market/Book value of stock                 212.90%      231.74%
Price/Earnings ratio                        14.29        12.98
Dividend payout                             40.24%       31.25%

                                               March 31,
                                        -----------------------
OTHER DATA                                 2003         2002
----------                              ----------   ----------
EOP Employees - FTE                        2,283        2,446

                               Quarter Ended
                           ----------------------
AVERAGE BALANCES            3/31/2003  12/31/2002  $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,235,837  $  946,379  $ 289,458    30.6%
Securities AFS-nontaxable      70,021      74,723     (4,702)   -6.3%
Securities HTM-taxable        408,165     491,306    (83,141)  -16.9%
Securities HTM-nontaxable      90,945      89,903      1,042     1.2%
                           ----------- ----------  ---------
Total securities            1,804,968   1,602,311    202,657    12.6%
                           ----------- ----------  ---------
Loans                       4,617,076   4,629,574    (12,498)   -0.3%
Fed funds sold
  and rev repos                29,700      23,133      6,567    28.4%
                           ----------- ----------  ---------
Total earning assets        6,451,744   6,255,018    196,726     3.1%
                           ----------- ----------  ---------
Allowance for loan losses     (75,143)    (75,334)       191    -0.3%
Cash and due from banks       302,372     279,168     23,204     8.3%
Other assets                  410,141     417,860     (7,719)   -1.8%
                           ----------- ----------  ---------
Total assets               $7,089,114  $6,876,712  $ 212,402     3.1%
                           =========== ==========  =========

Int-bearing demand dep     $1,040,166  $  956,895  $  83,271     8.7%
Savings deposits              784,866     752,474     32,392     4.3%
Time deposits less
  than $100,000             1,261,873   1,286,384    (24,511)   -1.9%
Time deposits of $100,000
  or more                     464,029     476,520    (12,491)   -2.6%
                           ----------- ----------  ---------
Total interest-bearing dep  3,550,934   3,472,273     78,661     2.3%
Fed funds pch and repos       926,205     766,711    159,494    20.8%
Short-term borrowings         241,371     275,500    (34,129)  -12.4%
Long-term FHLB advances       475,198     458,152     17,046     3.7%
                           ----------- ----------  ---------
Total int-bearing
  liabilities               5,193,708   4,972,636    221,072     4.4%
Nonint-bearing deposits     1,158,944   1,155,741      3,203     0.3%
Other liabilities              69,053      68,125        928     1.4%
Shareholders' equity          667,409     680,210    (12,801)   -1.9%
                           ----------- ----------  ---------
Total liab and equity      $7,089,114  $6,876,712  $ 212,402     3.1%
                           =========== ==========  =========

                                Period Ended
                           ----------------------
PERIOD END BALANCES         3/31/2003  12/31/2002  $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,523,599  $1,262,570  $ 261,029    20.7%
Sec held to maturity          442,946     549,197   (106,251)  -19.3%
                           ----------  ----------  ---------
Total securities            1,966,545   1,811,767    154,778     8.5%
Loans                       4,631,080   4,617,366     13,714     0.3%
Fed funds sold
  and rev repos                27,015      23,957      3,058    12.8%
                           ----------  ----------  ---------
Total earning assets        6,624,640   6,453,090    171,550     2.7%
                           ----------  ----------  ---------
Allowance for loan losses     (74,867)    (74,771)       (96)    0.1%
Cash and due from banks       363,738     357,427      6,311     1.8%
Intang-other identifiable      21,925      22,788       (863)   -3.8%
Intang-mortgage servicing      39,655      48,827     (9,172)  -18.8%
Intang-goodwill                48,028      48,028          -     0.0%
Other assets                  282,745     283,317       (572)   -0.2%
                           ----------  ----------  ---------
Total assets               $7,305,864  $7,138,706  $ 167,158     2.3%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,223,941  $1,251,240  $ (27,299)   -2.2%
Interest-bearing deposits   3,754,058   3,435,056    319,002     9.3%
                           ----------  ----------  ---------
Total deposits              4,977,999   4,686,296    291,703     6.2%
Fed funds pch and repos       816,475     954,978   (138,503)  -14.5%
Short-term borrowings         321,879     275,959     45,920    16.6%
Long-term FHLB advances       457,667     475,000    (17,333)   -3.6%
Other liabilities              71,201      66,939      4,262     6.4%
                           ----------  ----------  ---------
Total liabilities           6,645,221   6,459,172    186,049     2.9%
                           ----------  ----------  ---------
Common stock                   12,337      12,609       (272)   -2.2%
Surplus                       157,954     188,652    (30,698)  -16.3%
Retained earnings             484,980     470,317     14,663     3.1%
Accum other comprehensive
  income, net of taxes          5,372       7,956     (2,584)  -32.5%
                           ----------  ----------  ---------
Total shareholders' equity    660,643     679,534    (18,891)   -2.8%
                           ----------  ----------  ---------
Total liab and equity      $7,305,864  $7,138,706  $ 167,158     2.3%
                           ==========  ==========  =========

Total int-bearing liab     $5,350,079  $5,140,993  $ 209,086     4.1%
                           ==========  ==========  =========

                                Quarter Ended
                           ----------------------
INCOME STATEMENTS           3/31/2003  12/31/2002  $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   71,791  $   75,653  $  (3,862)   -5.1%
Int on securities-taxable      20,155      19,365        790     4.1%
Int on securities-tax
  exempt-FTE                    3,183       3,262        (79)   -2.4%
Int on fed funds sold
  and rev repos                    82          79          3     3.8%
Other interest income              12          22        (10)  -45.5%
                           ----------  ----------  ---------
Total interest income-FTE      95,223      98,381     (3,158)   -3.2%
                           ----------  ----------  ---------
Interest on deposits           16,062      17,627     (1,565)   -8.9%
Int on fed funds
  pch and repos                 2,726       2,706         20     0.7%
Other interest expense          5,032       5,489       (457)   -8.3%
                           ----------  ----------  ---------
Total interest expense         23,820      25,822     (2,002)   -7.8%
                           ----------  ----------  ---------
Net interest income-FTE        71,403      72,559     (1,156)   -1.6%
Provision for loan losses       3,000       3,800       (800)  -21.1%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                68,403      68,759       (356)   -0.5%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             12,680      13,510       (830)   -6.1%
Other acct charges and fees     6,625       7,085       (460)   -6.5%
Insurance commissions           3,787       4,257       (470)  -11.0%
Mortgage servicing fees         4,326       4,322          4     0.1%
Trust service income            2,311       2,549       (238)   -9.3%
Gains on sales of loans         3,893       3,303        590    17.9%
Other income (Note 3)            (587)      1,268     (1,855) -146.3%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      33,035      36,294     (3,259)   -9.0%
Security gains                  8,148       1,019      7,129   699.6%
                           ----------  ----------  ---------
Total noninterest income       41,183      37,313      3,870    10.4%
                           ----------  ----------  ---------
Salaries and employee
  benefits (Note 2, 3)         35,924      30,771      5,153    16.7%
Net occupancy-premises          2,986       3,225       (239)   -7.4%
Equipment expense               3,710       3,728        (18)   -0.5%
Services and fees               7,879       8,694       (815)   -9.4%
Amtz/impairment of intang
  assets (Note 3)              11,655       5,389      6,266   116.3%
Loan expense                    2,371       2,451        (80)   -3.3%
Other expense                   5,201       5,398       (197)   -3.6%
                           ----------  ----------  ---------
Total noninterest expense      69,726      59,656     10,070    16.9%
                           ----------  ----------  ---------
Income before income taxes     39,860      46,416     (6,556)  -14.1%
Tax equivalent adjustment       2,206       2,186         20     0.9%
Income taxes                   13,170      14,884     (1,714)  -11.5%
                           ----------  ----------  ---------
Net income                 $   24,484  $   29,346  $  (4,862)  -16.6%
                           ==========  ==========  =========

Earnings per share
     Basic                 $     0.41  $     0.48  $   (0.07)  -14.6%
                           ==========  ==========  =========
     Diluted               $     0.41  $     0.48  $   (0.07)  -14.6%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 59,912,276  61,189,525
                           ==========  ==========
     Diluted               60,055,751  61,292,213
                           ==========  ==========

Period end shares o/s      59,210,244  60,516,668
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1650
                           ==========  ==========

                                Period Ended
                           ----------------------
NONPERFORMING ASSETS        3/31/2003  12/31/2002  $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   31,769  $   31,642  $     127     0.4%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      31,769      31,642        127     0.4%
Other real estate               7,281       6,298        983    15.6%
                           ----------  ----------  ---------
Total nonperforming assets     39,050      37,940      1,110     2.9%
Loans past due over 90 days     2,512       2,946       (434)  -14.7%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   41,562  $   40,886  $     676     1.7%
                           ==========  ==========  =========


                                Quarter Ended
                           ----------------------
ALLOWANCE FOR LOAN LOSSES   3/31/2003  12/31/2002  $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,771  $   75,538  $    (767)   -1.0%
Adjustments for business
  combinations                      -           -          -
Charge-offs                    (5,191)     (6,754)     1,563   -23.1%
Recoveries                      2,287       2,187        100     4.6%
Provision for loan losses       3,000       3,800       (800)  -21.1%
                           ----------  ----------  ---------
Ending Balance             $   74,867  $   74,771  $      96     0.1%
                           ==========  ==========  =========

                                             Quarter Ended
                                        -----------------------
RATIOS                                   3/31/2003   12/31/2002
------                                  ----------   ----------
ROA                                         1.40%        1.69%
ROE                                        14.88%       17.12%
Equity generation rate                      8.89%       11.23%
EOP equity/ EOP assets                      9.04%        9.52%
Average equity/average assets               9.41%        9.89%
Interest margin - Yield - FTE               5.99%        6.24%
Interest margin - Cost - FTE                1.50%        1.64%
Net interest margin - FTE                   4.49%        4.60%
Rate on interest-bearing liabilities        1.86%        2.06%
Efficiency ratio  (Note 3)                 54.17%       54.14%
Expense ratio                               2.31%        1.48%
Net charge offs/average loans               0.26%        0.39%
Provision for loan losses/average loans     0.26%        0.33%
Nonperforming loans/total loans             0.69%        0.69%
Nonperforming assets/total loans            0.84%        0.82%
Nonperforming assets/total loans+ORE        0.84%        0.82%
ALL/nonperforming loans                   235.66%      236.30%
ALL/total loans                             1.62%        1.62%
Net loans/total assets                     62.36%       63.63%

                                             Quarter Ended
                                        -----------------------
COMMON STOCK PERFORMANCE                 3/31/2003   12/31/2002
------------------------                ----------   ----------
Market value of stock-Close              $ 23.760     $ 23.800
Market value of stock-High               $ 24.800     $ 24.300
Market value of stock-Low                $ 22.560     $ 20.350
Book value of stock                      $  11.16     $  11.23
Tangible book value of stock             $   9.31     $   9.25
Market/Book value of stock                 212.90%      211.93%
Price/Earnings ratio                        14.29        12.50
Dividend payout                             40.24%       34.38%

                                             Quarter Ended
                                        -----------------------
OTHER DATA                               3/31/2003   12/31/2002
----------                              ----------   ----------
EOP Employees - FTE                        2,283        2,443

NOTES TO CONSOLIDATED FINANCIAL INFORMATION

Note 1 - Business Combinations

     On June 28, 2002, The Bottrell Insurance Agency, Inc., a wholly-owned subsidiary of Trustmark National Bank, acquired Chandler-Sampson Insurance, Inc. (CSI) in Jackson, Mississippi. This business combination, which is not material to Trustmark, was accounted for under the purchase method of accounting. The shareholders of CSI received $8 million in cash in connection with the merger. Excess cost over tangible net assets acquired totaled $10 million, of which $3 million and $7 million have been allocated to other identifiable intangible assets and goodwill, respectively.

Note 2 - Early Retirement Program

     In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. A one-time after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings. The following table demonstrates the effects of this program on Trustmark's results of operations and ratios:

                                              Quarter Ended
                                    ----------------------------------
                                     3/31/2003  12/31/2002   3/31/2002
                                    ----------  ----------  ----------
     Net income, as reported        $   24,484  $   29,346  $   30,329
     Add back ERP charge, net
       of tax                            4,085           -           -
                                    ----------  ----------  ----------
     Net income adjusted for ERP    $   28,569  $   29,346  $   30,329
                                    ==========  ==========  ==========

     Earnings per share adjusted
       for ERP
          Basic                     $     0.48  $     0.48  $     0.48
                                    ==========  ==========  ==========
          Diluted                   $     0.48  $     0.48  $     0.48
                                    ==========  ==========  ==========

     Ratios adjusted for ERP
          ROA                            1.63%       1.69%       1.79%
          ROE                           17.36%      17.12%      18.22%
          Efficiency ratio (Note 3)     54.17%      54.14%      50.95%


Note 3 - Efficiency Ratio Calculation

     The efficiency ratio is calculated by dividing total noninterest expense by tax-equivalent net interest income plus noninterest income, excluding security gains and demonstrates how much a company spends for each dollar of revenue earned. The efficiency ratio has been adjusted for the following transactions:

                                          2003             2002
                                     --------------  ----------------
                                       1Q      YTD     1Q       YTD
                                     ------  ------  -------  -------
     Other income
          Valuation adjustments -
            interest rate contracts  $ (269) $ (269) $  (814) $  (814)

     Salaries and employee benefits
          Early retirement program   $6,285  $6,285  $     -  $     -

     Amortization/impairment of
       intangible assets
          Impairment of mortgage
            servicing rights         $6,722  $6,722  $(2,000) $(2,000)